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                                                                 Exhibit 10.30

                       THIRD AMENDMENT TO LOAN INSTRUMENTS

     THIS THIRD AMENDMENT TO LOAN INSTRUMENTS ("Third Amendment"), dated as of October 15, 1997, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement described below, as amended) and the Lenders which are parties hereto.

                                 R E C I T A L S

     A. Borrowers, Agent and Lenders entered into an Amended and Restated Loan Agreement dated as of July 3, 1997, as amended (the "Loan Agreement").

     B. Borrowers have requested the consent of Lenders to (i) the acquisition by CBC of the Property of CDB Broadcasting Corporation and CDB License Corporation used in the operation of Station KESR, licensed to Sherwood, Arkansas (the "KESR Acquisition"), and assignment to CLI of the FCC Licenses used in the operation of such Station; (ii) the merger of Snider Corporation with and into CBC (the "KARN/KKRN/KRNN/KAFN Acquisition"), and the assignment to CLI of the FCC Licenses used in the operation of Stations KARN-AM, KARN-FM, KKRN, KRNN and KAFN, licensed to Little Rock, Cabot, Humnoke, North Little Rock and Gould, Arkansas, respectively; (iii) the merger of Snider Broadcasting Corporation with and into CBC (the "KIPR Acquisition), and the assignment to CLI of the FCC Licenses used in the operation of Station KIPR, licensed to Pine Bluff, Arkansas; (iv) the acquisition by CBC of certain real property of Ted and Jane Snider used in the operation of the Stations listed in clause ii and iii above (the "Snider Real Estate Acquisition"); (v) the acquisition of stock and subsequent merger of Natural States Communications Company with and into CBC (the "KYTN Acquisition"), and the assignment to CLI of the FCC Licenses used in the operation of Station KYTN, licensed to Wrightsville/Little Rock, Arkansas;
(vi) the acquisition by CBC of the Property of Price Broadcasting Company used in the operation of Stations KBEE and KFNZ, licensed to Salt Lake City, Utah (the "KBEE/KFNZ Acquisition"), and assignment to CLI of the FCC Licenses used in the operation of such Stations; and (vii) the acquisition by CBC of the Property of Maranatha Broadcasting Company, Inc. used in the operation of Station WLEV (f.k.a. WFMZ), licensed to Allentown, Pennsylvania (the "WLEV Acquisition"; the KESR Acquisition, KARN/KKRN/KRNN/KAFN Acquisition, the KIPR Acquisition, the Snider Real Estate Acquisition, the KYTN Acquisition, the KBEE/KFNZ Acquisition and the WLEV Acquisition hereinafter are referred to individually as a "Third Amendment Acquisition" and collectively, as the "Third Amendment Acquisitions"), and the assignment to CLI of the FCC Licenses used in the operation of such Station. Lenders have agreed to give such consent, subject to the execution of this Third Amendment and the performance of the terms and conditions set forth below.


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     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Consent to Acquisitions and Transfer of FCC Licenses. Borrowers represent that attached hereto as Schedule 1 is a true and correct calculation of the Adjusted Leverage Ratio described in subsection 4.3.4 of the Loan Agreement, after giving effect to the Third Amendment Acquisitions. Based on the attached Schedule 1, Lenders hereby consent to the Third Amendment Acquisitions, subject to the satisfaction of the conditions contained in this Third Amendment.

     2. Amendment to Loan Instruments. The Loan Agreement and other Loan Instruments are amended as follows:

          2.1 Exhibits to Loan Instruments. Upon the consummation of each Third Amendment Acquisition (i) Borrowers shall deliver to Agent amendments to the Exhibits attached to each Loan Instrument (the "Exhibit Amendments") which require modification due to such Third Amendment Acquisition and (ii) the Exhibit Amendments applicable to such Third Amendment Acquisition shall be deemed to be part of the applicable Loan Instrument.

          2.2 Use Agreement. Upon the consummation of each Third Amendment Acquisition, Borrowers shall deliver to Agent a Use Agreement, in a form substantially similar to the Amended and Restated Use Agreement, reflecting the use by CBC of the FCC Licenses acquired in such Third Amendment Acquisition.

     3. Conditions to Effectiveness. This Third Amendment shall not become effective with respect to each of the Third Amendment Acquisitions unless and until all of the conditions set forth in Section 4.3 of the Loan Agreement are satisfied with respect to such Third Amendment Acquisition in a manner satisfactory to Agent as evidenced by a letter from Agent to CBC with respect thereto.

     4. Fees and Expenses. Borrowers hereby agree to reimburse Lenders for all fees and expenses incurred in connection with the consummation of the transactions contemplated by this Third Amendment.

     5. Representations and Warranties. In order to induce Lenders to execute this Third Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by each such Person in each of the Loan Instruments to which such Person is a party, as such Loan Instruments have been amended, are true and correct in all material respects as of the date hereof and shall be true and correct on the date of the consummation of each Third Amendment Acquisition, except to the extent such representations and warranties by their nature relate to an earlier date.




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     6. Confirmation of Effectiveness. Guarantor hereby consents to the execution of this Third Amendment. Each Obligor hereby agrees that each Loan Instrument executed by such Person remains in full force and effect in accordance with the original terms thereof as amended.

     7. Counterparts. This Third Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Third Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                               CITADEL BROADCASTING COMPANY,
                               CITADEL LICENSE, INC. AND CITADEL
                               COMMUNICATIONS CORPORATION, each a
                               Nevada corporation


                               By:
                                  --------------------------------------------
                                    Donna L. Heffner
                                    Vice President of each corporation


                               FINOVA CAPITAL CORPORATION, a
                               Delaware corporation, individually and as Agent


                               By:
                                  --------------------------------------------
                               Name:
                                    ------------------------------------------
                               Title:
                                     -----------------------------------------


                               BANKBOSTON, N.A.


                               By:
                                  --------------------------------------------
                               Name:
                                    ------------------------------------------
                               Title:
                                     -----------------------------------------




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                               NATIONSBANK OF TEXAS, N.A.


                               By:
                                  --------------------------------------------
                               Name:
                                    ------------------------------------------
                               Title:
                                     -----------------------------------------


                               THE BANK OF NEW YORK


                               By:
                                  --------------------------------------------
                               Name:
                                    ------------------------------------------
                               Title:
                                     -----------------------------------------


                               UNION BANK OF CALIFORNIA, N.A.


                               By:
                                  --------------------------------------------
                               Name:
                                    ------------------------------------------
                               Title:
                                     -----------------------------------------




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               LIST OF AMENDMENTS TO EXHIBITS TO LOAN INSTRUMENTS


Exhibit A       -   Assignment of Leases

Exhibit 1J      -   Broadcast Markets

Exhibit 1K      -   CBC Stations

Exhibit 1N      -   Assignment of Acquisition Instruments

Exhibit 1O      -   Mortgages

Exhibit 1S      -   List of Current Leases and Lessors

Exhibit 1U      -   LMA Agreements

Exhibit 1V      -   LMA Stations

Exhibit 1X      -   Real Estate

Exhibit 5.5.2   -   FCC Licenses

Exhibit 5.5.5   -   Business Locations

Exhibit 5.8     -   Litigation

Exhibit 5.12    -   Patents, Trademarks and Franchises

Exhibit 5.14    -   Environmental Matters

Exhibit 5.19.1  -   Employee Benefit Plans

Exhibit 7.15    -   Transactions with Affiliates



[Pursuant to Regulation S-K, Item 601(b)(2), Registrant agrees to furnish supplementally a copy of these exhibits to the Securities Exchange Commission upon request.]




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